Supplement dated August 26, 2015 to the

PNC Target Date Funds Class I Shares Prospectus

PNC Target Date Funds Class R Shares Prospectus

PNC Target Date Funds Class T Shares Prospectus

PNC Target Date Funds Class I Shares Summary Prospectus

PNC Target Date Funds Class R Shares Summary Prospectus

PNC Target Date Funds Class T Shares Summary Prospectus

PNC Funds Statement of Additional Information

each dated September 29, 2014, as supplemented

PNC Retirement Income Fund

PNC Target 2020 Fund

PNC Target 2030 Fund

PNC Target 2040 Fund

PNC Target 2050 Fund

Effective September 4, 2015, Mark McGlone, President and Chief Investment Officer of PNC Capital Advisors, LLC (the “Adviser”) will become the Chairman of the Asset Allocation Committee (“Committee”), which is responsible for making asset allocation decisions for PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, and PNC Target 2050 Fund (the “Funds”).  Mr. McGlone will have day-to-day responsibility for managing the Funds’ portfolios, working to implement the Funds’ investment program in accordance with the Committee’s asset allocation decisions.  Also effective on that date, Aneet Deshpande, CFA, will no longer serve as a member of the Committee.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-TDF-0815